UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 27, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Monaker Group, Inc. (the “Company”, “we” and “us”) in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 5, 2019, on February 4, 2019, the Company entered into a Promissory Note in the amount of up to $700,000 (the “Note”), with the Donald P. Monaco Insurance Trust, of which Donald P. Monaco is the trustee and the Chairman of the Board of Directors of the Company (the “Monaco Trust”) and on the same date borrowed $150,000 under the Note.

The Company also previously reported in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 15, 2019, that on February 14, 2019, the Company borrowed $200,000 from the Monaco Trust under the Note.

On March 27, 2019, the Company borrowed an additional $250,000 from the Monaco Trust under the Note.

The amounts borrowed under the Note accrue interest at the rate of 12% per annum (18% upon the occurrence of an event of default) and are due and payable on February 1, 2020, provided that the note may be prepaid at any time without penalty. The Note contains standard and customary events of default.

The remaining balance of the Note ($100,000) can be accessed by the Company at any time prior to the maturity date of the Note, with the approval of the Monaco Trust.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text thereof, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference in this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: March 29, 2019	By:	/s/ Omar Jimenez
		Name:	Omar Jimenez
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	$700,000 Promissory Note dated February 4, 2019, entered into by Monaker Group, Inc. in favor of the Donald P. Monaco Insurance Trust (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on February 5, 2019, and incorporated herein by reference)(File No. 001-38402)